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                                                                   Exhibit 10.67
                                   ASSIGNMENT

        ARV ASSISTED LIVING, INC. a Delaware corporation, as successor by merger to ARV Management, Inc., a California corporation, of 245 Fischer Avenue, D-1, Costa Mesa, California 92626 ("Assignor"), hereby assigns to EENHOORN GP-ROSEWOOD, LLC, a Michigan limited liability company, of 2620 Horizon Drive, S.E., Suite C, Grand Rapids, Michigan 49546 all of its interest in a receivable obligation for Management Fees, owed by ROSEWOOD VILLAS, A CALIFORNIA LIMITED PARTNERSHIP, a California limited partnership, in the amount of Sixty-Six Thousand Seven Hundred Thirty and 55/100 Dollars ($66,730.55).

Dated: January 16, 2001.

                                                   ASSIGNOR:

                                                   ARV Assisted Living, Inc.



                                                   By:
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                                                       Its:
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